Exhibit 23.01

                              CONSENT OF COUNSEL
                              ------------------

We consent to the references to our firm under the captions "Federal Income Tax Consequences" and "Legal Matters" in Post-Effective Amendment No. 7 to the Form S-1 Registration Statement (Reg. No. 333-09898) as filed with the United States Securities Exchange Commission on or about April 25, 2005 and the related Prospectus of Kenmar Global Trust.

April 25, 2005

                                                Sidley Austin Brown & Wood LLP



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